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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 6, 1999


                                TCSI CORPORATION
               (Exact Name of Registrant as specified in charter)

                         Commission File Number 0-19377

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
                           Nevada                                                     68-0140975
       (State or other jurisdiction of incorporation)                   I.R.S. Employer Identification Number

                1080 Marina Village Parkway
                    Alameda, California                                                 94501
          (Address of principal executive offices)                                    (Zip Code)

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         Registrant's telephone number, including area code: (510) 749-8500

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                              Item 5. Other Events

     On May 6, 1999, the Company announced that it reached preliminary settlement of the shareholder class action lawsuits pending against the Company and certain of its officers and directors in the United States District Court for the Northern District of California and the Superior Court for the State of California in and for Alameda County. The settlement will not have a material effect on the Company's financial position or on its financial results of operations. The settlement is subject to court approval.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TCSI CORPORATION

Dated: May 19, 1999         By: /s/ Arthur H. Wilder
                                --------------------------------------
                                    Arthur H. Wilder
                                    Chief Financial Officer, Secretary
                                    and Treasurer


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                                TCSI CORPORATION

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated May 6, 1999